UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1902 Wright Place Suite 200
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Phantom Equity Plan

On September 4, 2025 the Board of Directors of Palisade Bio, Inc. (the “Company”), upon the approval and recommendation of the Compensation Committee, approved and adopted a Phantom Unit Plan (the “Plan”) and related form of Phantom Unit Grant Notice and Award Agreement (collectively, the “Award Agreement”).

Under the terms of the Plan, the Compensation Committee may grant compensatory awards to the Company’s employees, directors and consultants whose value shall be tied to the common stock of the Company, through the granting of up to 10,000,000 cash-settled phantom units, subject to the adjustment provisions of the Plan (collectively, the “Phantom Units”). The Plan was adopted without stockholder approval as the Phantom Units are exempt from the NASDAQ shareholder vote requirements.

The Compensation Committee will determine the terms of any Phantom Units granted under the Plan, including the vesting and settlement schedule applicable to the Phantom Units at the time of each grant. Grantees of Phantom Units shall not by virtue of their receipt of Phantom Units have any ownership rights in shares of the Company’s common stock. The Plan shall continue for a period of ten years, after which no further Phantom Units may be awarded (although any Phantom Units awarded prior to the expiration of such 10-year period shall be unaffected by the termination of the Plan). The amendment and termination provisions of the Plan are substantially similar to those in the Company’s 2021 Equity Incentive Plan.

Executive Officer and Director Grants

Also on September 4, 2025, the following grants occurred under the Plan: J.D. Finley, the Company’s Chief Executive Officer, was granted 323,400 Phantom Units; Mitchell Jones, the Company’s Chief Medical Officer, was granted 289,000 Phantom Units; Ryker Willie, the Company’s Senior Vice President of Finance, was granted 137,600 Phantom Units; the Board Chair was granted 64,400 Phantom Units; and the other independent directors were each granted 37,600 Phantom Units.

Vesting Schedules

The Phantom Units for the executives will vest in twelve equal quarterly installments over three years (subject to each executive’s continuous service) with vesting dates of February 5, May 5, August 5, and November 5 each year, with the first vesting date to be November 5, 2025. The Phantom Units for the directors will vest in three annual installments over three years (subject to continuous service) with vesting dates of August 5 each year, with the first vesting date to be August 5, 2026.

Accelerated Vesting

For our executive officers, the Phantom Units granted to J.D. Finley, Ryker Willie, and Mitchell Jones are subject to additional vesting acceleration terms, a summary of which is provided below and the full details of which can be found within their respective amended employment agreements, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

For directors, they will receive 100% accelerated vesting if they are serving as a director of the Board on the date of a Liquidity Change of Control (as defined in the Plan).

The foregoing description of the Plan and Award Agreement does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Plan and Award Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Payment Amount

Payments upon the settlement of a vested Phantom Unit will equal the Fair Market Value of a share of the Company’s common stock as of the date of the applicable Trigger Event (as defined below).

Trigger Events and Payment Schedule of Phantom Units for Executives

For each vested Phantom Unit, the value of such Phantom Unit will be paid following the earliest Trigger Event on the schedule in the table below:

Trigger Event	Payment Schedule
Liquidity Change in Control	Payable in a lump sum, within 60 days.
A termination of the executive’s service without cause or for good reason (other than within 12 months following a Liquidity Change in Control)	Payable in 12 substantially equal monthly installments with the first payment payable within 60 days.
A termination of the executive’s service without cause or for good reason within 12 months following a Liquidity Change in Control	Payable in a lump sum, within 60 days.
7th anniversary of Date of Grant	Payable in a lump sum, within 60 days.

Any payments upon settlement of the Phantom Units will be subject to a six-month delay to the extent required under Section 409A of the Internal Revenue Code of 1986.

Trigger Events and Payment Schedule of Phantom Units for Directors

For each vested Phantom Unit, the value of such Phantom Unit will be paid following the earliest Trigger Event on the schedule in the table below:

Trigger Event	Payment Schedule
Termination of a director’s service with the Company for any reason	Payable in 12 substantially equal monthly installments with the first payment payable within 60 days.
Liquidity Change in Control	Payable in a lump sum, within 60 days.
7th anniversary of Date of Grant	Payable in a lump sum, within 60 days.

Amendment to Employment Agreements

Chief Executive Officer and Chief Financial Officer

On September 4, 2025, the Company entered into an Amended and Restated Executive Employment Agreement with J.D. Finley, Chief Executive Officer and Chief Financial Officer (the “A&R Finley Agreement”).

The material terms of the A&R Finley Agreement provide, among other things:

●	Mr. Finley will continue to serve as Chief Executive Officer and Chief Financial Officer, reporting to the Board.

●	Mr. Finley will receive a base salary of $575,000 per year, subject to Board review.

●	Eligibility for a discretionary annual bonus of up to 50% of base salary, paid after determination of performance target achievement.

●	Mr. Finley may receive annual and additional equity-based awards, which may include Phantom Units, at the Board’s discretion under the Company’s equity incentive plans.

●	If subject to involuntary termination (without cause or for good reason) outside of the Change in Control Period (defined below), Mr. Finley will be entitled to receive: (i) 12 months’ base salary continuation; (ii) payment of COBRA premiums for up to 12 months; (iii) 100% acceleration of time-based equity vesting; and (iv) any unpaid annual bonus for a prior year.

●	Upon an involuntary termination (without cause or for good reason) within the period commencing 3 months prior to and ending 12 months following a change in control of the Company (the “Change in Control Period”), Mr. Finley will be entitled to receive: (i) a lump sum payment equal to 24 months’ base salary and 2x target annual bonus; (ii) payment of COBRA premiums for up to 24 months; (iii) 100% acceleration of time-based equity awards; and (iv) any unpaid annual bonus for a prior year.

These severance benefits are conditioned on compliance with non-competition, non-solicitation, and confidential information covenants, and execution of an effective release. The entire A&R Finley Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Senior Vice President of Finance

On September 4, 2025, the Company also entered into an Amended and Restated Executive Employment Agreement with Ryker Willie, Senior Vice President of Finance (the “A&R Willie Agreement”).

The material terms of the A&R Willie Agreement provide, among other things:

●	Mr. Willie will continue to serve as Senior Vice President of Finance, reporting to the Chief Executive Officer.

●	Mr. Willie will receive an annual base salary of $298,500, with eligibility for review and adjustment by the Board.

●	Mr. Willie may earn a discretionary annual bonus of up to 35% of base salary, subject to achievement of performance targets established by the Board.

●	Eligibility to participate in Company benefit plans as well as annual and additional equity-based awards, which may include Phantom Units, granted at the Board’s discretion, under the Company’s equity incentive plans.

●	If subject to an involuntary termination (without cause or for good reason) outside of the Change in Control Period, Mr. Willie will be entitled to receive: (i) a nine months’ base salary continuation; (ii) payment of COBRA premiums for up to nine months; and (iii) any unpaid annual bonus for a prior year.

●	If subject to an involuntary termination (without cause or for good reason) during the Change in Control Period, Mr. Willie will be entitled to receive: (i) a lump sum severance equal to 18 months’ base salary and 1.5x target bonus; (ii) payment of COBRA premiums for up to 18 months; (iii) 100% acceleration of time-based equity awards; and (iv) any unpaid annual bonus for a prior year.

These severance benefits are conditioned on compliance with non-competition, non-solicitation, and confidential information covenants, and execution of an effective release. The entire A&R Willie Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Chief Medical Officer

On September 4, 2025, the Company also entered into an Amended and Restated Executive Employment Agreement with Mitchell Jones, M.D., Ph.D., Chief Medical Officer (the “A&R Jones Agreement”).

The material terms of the A&R Jones Agreement provide, among other things:

●	Dr. Jones will continue to serve as Chief Medical Officer, reporting to the CEO.

●	Dr. Jones will receive a base salary of $440,000 per year, subject to adjustment by the Board.

●	He is eligible for a discretionary annual bonus of up to 40% of base salary, with the first year’s bonus not pro-rated.

●	Dr. Jones is eligible for annual and additional equity-based awards, which may include Phantom Units, at the discretion of the Board, under the Company’s incentive plans.

●	If subject to an involuntary termination (without cause or for good reason) outside of the Change in Control Period, Dr. Jones will be entitled to receive: (i) 12 months’ base salary continuation; (ii) payment of COBRA premiums for up to 12 months; and (iii) any unpaid annual bonus for a prior year.

●	If subject to an involuntary termination (without cause or for good reason) during the Change in Control Period, Dr. Jones will be entitled to receive: (i) a lump sum payment of 24 months’ base salary and 2x target bonus; (ii) payment of COBRA premiums for up to 24 months; (iii) 100% acceleration of all time-based equity awards; and (iv) any unpaid annual bonus for a prior year.

These severance benefits are conditioned on compliance with non-competition, non-solicitation, and confidential information covenants, and execution of an effective release. The entire A&R Jones Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2025	Palisade Bio, Inc.

/s/ J.D. Finley
	By:	J.D. Finley
Chief Executive Officer